Sculptor Reports Second Quarter 2023 Financial Results August 8, 2023

|2 New York - August 8, 2023 - Sculptor Capital Management, Inc. (NYSE: SCU) today reported its unaudited results for the second quarter of 2023. About Sculptor Sculptor is a leading global alternative asset manager and a specialist in opportunistic investing. For over 25 years, we have pursued consistent outperformance by building an operating model and culture which balance the ability to act swiftly on market opportunity with rigorous diligence that minimizes risk. Our model is driven by a global team that is predominantly home-grown, long tenured and incentivized to put client outcomes first. With offices in New York, London, Hong Kong, and Shanghai, we invest across credit, real estate and multi-strategy platforms in all major geographies. As of August 1, 2023, Sculptor had approximately $34.0 billion in assets under management. For more information, please visit our website (www.sculptor.com). 2 Sculptor Reports Second Quarter 2023 Financial Results Shareholder Services Contact Ellen Conti Head of Corporate Strategy +1-212-719-7381 investorrelations@sculptor.com JIMMY LEVIN CHIEF INVESTMENT OFFICER & CHIEF EXECUTIVE OFFICER

|3 This press release and earnings presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company's current views with respect to, among other things, future events, its operations and its financial performance. The Company generally identifies forward-looking statements by terminology such as "outlook," "believe," "expect," "potential," "continue," "may," "will," "should," "could," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "opportunity," "comfortable," "assume," "remain," "maintain," "sustain," "achieve," "see," "think," "position" or the negative version of those words or other comparable words. Any forward-looking statements contained in this press release are based upon historical information and on the Company's current plans, estimates and expectations. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. The Company cautions that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties including but not limited to the following: global economic, business, market and geopolitical conditions; poor investment performance of, or lack of capital flows into, the funds the Company manages; the Company’s investors’ right to redeem their investments from the Company’s funds on a regular basis; the highly variable nature of the Company’s revenues, results of operations and cash flows; difficult market conditions that could adversely affect the Company’s funds; counterparty default risks; the United Kingdom’s withdrawal from the European Union; the outcome of third-party litigation involving the Company; or from matters involving the Company’s founding CEO; conditions impacting the alternative asset management industry; the Company's ability to retain existing investor capital; the Company's ability to successfully compete for fund investors, assets, professional talent and investment opportunities; the Company's ability to retain its active executive managing directors, managing directors and other investment professionals; the Company's successful formulation and execution of its business and growth strategies; the Company's ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to its business; U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy; and assumptions relating to the Company's operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions or estimates prove to be incorrect, its actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the SEC, including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2022, dated March 3, 2023, as well as may be updated from time to time in the Company’s other SEC filings. There may be additional risks, uncertainties and factors that the Company does not currently view as material or that are not known. The forward-looking statements contained in this press release are made only as of the date of this press release. The Company does not undertake to update any forward-looking statement because of new information, future developments or otherwise except as may be required by law. This press release does not constitute an offer of any Sculptor Capital fund. The Company files annual, quarterly and current reports, proxy statements and other information required by the Exchange Act of 1934, as amended, with the SEC. The Company makes available free of charge on its website (www.sculptor.com) its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and any amendment to those filings as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The Company also uses its website to distribute company information, including AUM by investments strategy, and such information may be deemed material. Accordingly, investors should monitor the Company's website, in addition to its press releases, SEC filings and public conference calls and webcast. Forward Looking Statements

Second Quarter 2023 Financial Results

|5 (dollars in millions, except per share amounts) 2Q '23 1Q '23 2Q '22 YTD '23 YTD '22 GAAP Results Net (Loss) Income Attributable to Sculptor Capital Management $ (4.4) $ 9.7 $ (8.8) $ 5.3 $ 5.0 Net Income (Loss) Attributable to Class A Shareholders 3.7 8.5 (8.1) 12.1 8.8 Earnings (Loss) per Class A Share - basic 0.15 0.34 (0.32) 0.48 0.34 (Loss) Earnings per Class A Share - diluted (0.12) 0.05 (0.89) (0.05) (1.00) Non-GAAP Financial Measures Distributable Earnings $ (0.3) $ 14.2 $ 32.1 $ 13.9 $ 61.2 Distributable Earnings Per Fully Diluted Share 0.00 0.25 0.55 0.24 1.03 Adjusted Net Assets 267.8 268.6 304.2 267.8 304.2 Accrued but Unrecognized Incentive Income (“ABURI”) 194.9 162.6 188.5 194.9 188.5 Capital Metrics Assets Under Management $ 34,759 $ 36,087 $ 36,860 $ 34,759 $ 36,860 ▪ GAAP Net Income Attributable to Class A Shareholders of $3.7 million for 2Q, or $0.15 per basic and a loss of $0.12 per diluted Class A Share ▪ Distributable Earnings were a loss of $285 thousand for 2Q, or $0.00 per Fully Diluted Share Please see page 3 of this press release for disclosures on forward-looking statements contained within. This page contains non-GAAP measures, including Distributable Earnings, Adjusted Net Assets, and Accrued but Unrecognized Incentive Income. Please reference pages 23-30 for more information and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP. Second Quarter 2023 Financial Highlights

|6 ▪ Gross fund performance for the quarter and year-to-date (“YTD”)1: – Sculptor Credit Opportunities Master Fund was up 4.0% in 2Q and up 7.7% YTD – Customized Credit Focused Platform was up 3.6% in 2Q and up 7.9% YTD – Master Fund was up 3.4% in 2Q and up 9.3% YTD ▪ AUM was $34.8 billion, down $1.3 billion quarter-over-quarter ▪ Fee-paying AUM ("FP AUM") was $28.5 billion or 82% of total AUM ▪ Longer-term AUM was $25.5 billion or 73% of total AUM ▪ Gross inflows were $14 million into multi-strategy funds and $87 million across our platform2, bringing YTD gross inflows to $54 million into multi-strategy funds and $340 million across our platform2 Fund Performance & Assets Under Management Financial Results Recent Developments ▪ GAAP Net Income Attributable to Class A Shareholders was $3.7 million ($0.15 per basic and a loss of $0.12 per diluted Class A Share) ▪ Distributable Earnings were a loss of $285 thousand ($0.00 per Fully Diluted Share) ▪ Adjusted Net Assets were $267.8 million ▪ Accrued But Unrecognized Incentive Income (“ABURI”) was $194.9 million ▪ We have generated a total of $548.5 million of Distribution Holiday Economic Income, compared to the target of $600.0 million On July 24,2023, Rithm Capital Corp. (NYSE: RITM; “Rithm”) and Sculptor announced entry into a definitive agreement (the “Merger Agreement”) under which Rithm will acquire Sculptor in a transaction valued at approximately $639 million, which includes $11.15 per Class A share of Sculptor ▪ Sculptor investment and leadership teams will continue in their roles. Upon completion of the transaction, Sculptor will operate as a subsidiary of Rithm and will continue to be led by Jimmy Levin, as CIO and Executive Managing Partner, reporting to Michael Nierenberg, Chief Executive Officer, President, and Chairman of Rithm ▪ The transaction, subject to customary closing conditions, is expected to close in the fourth quarter of 2023 ▪ Pursuant to Section 6.01 of the Merger Agreement, Sculptor will not pay dividends with respect to periods ending June 30, 2023 or thereafter, while the Merger Agreement remains in effect ▪ Refer to the 8-K dated July 24, 2023 for additional detail Please see page 3 of this press release for disclosures on forward-looking statements contained within. This page contains non-GAAP measures. Please reference pages 23-30 for more information and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP. 1 Please see pages 7 and 31-33 of this press release for comprehensive fund performance disclosures, including net returns and comparison of returns to other relevant indices or benchmarks. 2 Gross inflows across the platform excludes transfers from other Sculptor funds. Please see pages 8 and 14 for more detailed disclosures and net flows. Second Quarter 2023 Highlights

|7 ▪ Overall our funds extended strong YTD absolute and relative performance versus peer indices in 2Q amidst signs of stress and fragility materializing across global markets against a mixed and uncertain economic picture ▪ Opportunistic credit funds generated strong absolute and relative performance versus relevant benchmarks, fully recovering 2022 losses and eliminating our high water mark and building upon their long-term track records ▪ Real Estate funds continued to perform and showed the benefits of less correlation to traditional asset classes ▪ Multi-Strategy extended strong YTD absolute and relative performance versus the HFRI Fund Weighted Composite Index with a historically low risk position, substantially recovering 2022 losses and reducing our high water mark. The strategy maintains an attractive long term track record with a 15.5% gross return since inception with less than half the volatility of equity markets, achieving a Sharpe Ratio(d) of 1.3 Fund Performance (as of June 30, 2023) 2Q 2023 YTD 2023 FY 2022 5 Year Since Sculptor Fund Inception Sculptor Credit Opportunities Master Fund Gross (inception November 1, 2011)(a)(b) 4.0% 7.7% (3.2) % 5.9% 12.7 % Sculptor Credit Opportunities Master Fund Net 3.3% 6.5% (4.1) % 3.7% 9.0 % BAML Global High Yield(c) 1.6% 5.3% (13.2) % 2.2% 4.6 % HFRX Fixed Income Credit Index(c) 1.3% 3.0% (11.6) % 1.2% 1.9 % Customized Credit Focused Platform Gross (inception April 6, 2010)(a)(t) 3.6% 7.9% (1.9) % 9.2% 13.3 % Customized Credit Focused Platform Net 2.7% 6.0% (2.0) % 7.2% 11.4 % BAML Global High Yield(c) 1.6% 5.3% (13.2) % 2.2% 5.0 % HFRX Fixed Income Credit Index(c) 1.3% 3.0% (11.6) % 1.2% 1.8 % Multi-Strategy Composite Gross (inception April 1, 1994)(a)(d) 3.4% 9.3% (11.6) % 8.4% 15.5 % Multi-Strategy Composite Net 3.0% 8.5% (12.9) % 5.3% 10.7 % HFRI Fund Weighted Composite Index(e) 2.2% 3.5% (4.1) % 5.0% 7.4 % MSCI World(e) 7.3% 15.5% (15.6) % 10.2% 8.1 % Balanced US 60/40 Index(e) 4.1% 8.9% (19.1) % 4.4% 5.0 % Real Estate Life-to-Date Performance (as of June 30, 2023) Fund I Fund II Fund III Credit Fund I Gross(f) 25.5% 32.8% 30.4% 18.1 % Net(g) 16.1% 21.7% 21.1% 12.7 % Please see pages 31-33 of this press release for important information related to the footnotes referenced in this section.

|8 37.4 36.8 34.7 32.2 30.1 28.5 24.9 25.1 25.5 11.5 9.7 8.5 11.2 9.5 8.4 0.7 0.5 0.4 6.5 6.0 5.8 6.0 5.5 5.2 4.7 4.6 4.7 15.1 16.5 16.2 11.1 11.2 11.1 15.1 15.6 16.2 4.3 4.6 4.2 3.9 3.9 3.8 4.4 4.4 4.2 Multi-strategy Opportunistic Credit ICS Real Estate 2Q 2022 1Q 2023 2Q 2023 2Q 2022 1Q 2023 2Q 2023 2Q 2022 1Q 2023 2Q 2023 AUM FP AUM Longer-Term AUM $ in billions 36.8 36.1 34.8 6.0 6.0 5.8 16.5 16.3 16.2 4.6 4.5 4.2 9.7 9.3 8.5 2Q 2022 1Q 2023 2Q 2023 % Total AUM 25% 11% 47% 17% 30.1 29.4 28.5 5.5 5.3 5.2 11.2 11.2 11.1 3.9 3.8 3.8 9.5 9.2 8.4 2Q 2022 1Q 2023 2Q 2023 26.1 26.0 25.5 4.6 4.8 4.7 16.4 16.3 16.2 4.6 4.5 4.2 0.5 0.4 0.4 2Q 2022 1Q 2023 2Q 2023 82% 82% 82% 71% 72% 73%% AUM Opportunistic Credit Institutional Credit Strategies (ICS) Real Estate Multi-Strategy ▪ AUM decreased $1.3 billion during 2Q primarily driven by net outflows in multi-strategy and distributions across real estate, opportunistic credit and ICS, partially offset by positive fund performance in multi-strategy and opportunistic credit – Opportunistic Credit decreased from distributions in the Customized Credit Focused Platform, partially offset by positive fund performance – ICS decreased primarily from distributions from our CLOs – Real Estate decreased from the liquidation of our SPAC (non fee-paying) and return of capital as investments were harvested – Multi-strategy decreased from net outflows, partially offset by positive fund performance ▪ FP AUM decreased $977 million during 2Q to $28.5 billion or 82% of total AUM ▪ Longer-term AUM decreased $497 million during 2Q to $25.5 billion or 73% of total AUM, largely driven by the liquidation of our SPAC Assets Under Management . Refer to the Assets Under Management Roll Forwards on page 14 for additional information. This page contains non-GAAP measures. Please reference pages 23-30 for more information and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP.

|9 ▪ Revenues were down 37% from 2Q '22, primarily driven by: – Lower incentive income from limited realizations in real estate funds – Lower management fees primarily from lower multi-strategy AUM driven by net outflows and 2022 fund performance ▪ Expenses were down 15% from 2Q '22, primarily driven by: – Lower compensation and benefits expense primarily due to lower bonus and equity-based compensation – Higher general, administrative and other expenses from elevated professional services expenses – Higher interest expense due to higher interest rates ▪ Other income increased from 2Q '22, primarily from gains on investments partially offset by losses on the change in fair value of warrants ▪ Income tax expense increased from 2Q '22 due to lower taxable losses during the period ▪ Net loss attributable to noncontrolling interests increased from 2Q '22 due to higher losses allocated to Group A Units Financial Results - Second Quarter 2023 GAAP For details on the additional underlying drivers of our revenue and expenses, see the Economic Income analysis on page 10. (dollars in millions, except per share amounts) 2Q '23 1Q '23 2Q '22 YTD '23 YTD '22 Revenues $ 75.3 $ 113.2 $ 119.2 $ 188.6 $ 216.5 Management fees 62.4 63.7 71.8 126.2 145.2 Incentive income 4.3 40.3 44.6 44.6 66.2 Other revenues 6.7 6.5 2.5 13.2 4.9 Income of consolidated entities 1.9 2.7 0.3 4.6 0.2 Expenses $ 94.9 $ 108.6 $ 111.2 $ 203.5 $ 220.0 Compensation and benefits 57.5 68.6 79.7 126.1 157.7 Interest expense 6.2 5.7 3.4 11.8 6.7 General, administrative and other 29.9 33.8 26.4 63.7 53.7 Expenses of consolidated entities 1.3 0.5 1.7 1.9 1.9 Other Income (Loss) $ 6.1 $ 13.1 $ (18.4) $ 19.1 $ 5.0 Income taxes (1.2) 12.7 (7.9) 11.5 (0.9) Consolidated Net (Loss) Income $ (12.3) $ 5.0 $ (2.5) $ (7.3) $ 2.4 Less: Net loss (income) attributable to noncontrolling interests 9.8 6.2 (5.6) 16.0 6.4 Less: Net income attributable to redeemable noncontrolling interests (1.9) (1.5) (0.7) (3.4) (3.8) Net (Loss) Income Attributable to Sculptor Capital Management, Inc. $ (4.4) $ 9.7 $ (8.8) $ 5.3 $ 5.0 Change in redemption value of redeemable noncontrolling interests 8.1 (1.2) 0.7 6.8 3.8 Net Income (Loss) Attributable to Class A Shareholders $ 3.7 $ 8.5 $ (8.1) $ 12.1 $ 8.8 Earnings (Loss) per Class A Share - basic $ 0.15 $ 0.34 $ (0.32) $ 0.48 $ 0.34 (Loss) Earnings per Class A Share - diluted $ (0.12) $ 0.05 $ (0.89) $ (0.05) $ (1.00) ▪ Net Income Attributable to Class A Shareholders was $3.7 million for 2Q 2023, or $0.15 per basic and a loss of $0.12 per diluted Class A Share ▪ Net Income Attributable to Class A Shareholders was $12.1 million YTD 2023, or $0.48 per basic and a loss of $0.05 per diluted Class A Share

|10 (dollars in millions) 2Q '23 1Q '23 2Q '22 YTD '23 YTD '22 Revenues $ 68.3 $ 105.6 $ 112.5 $ 173.9 $ 203.3 Management fees 58.4 59.7 66.3 118.1 134.1 Incentive income 4.3 40.3 44.6 44.6 66.1 Other revenues 5.6 5.6 1.6 11.2 3.1 Expenses $ 65.1 $ 87.0 $ 79.8 $ 152.1 $ 141.5 Total compensation and benefits 35.3 53.8 58.0 89.1 97.2 Salaries and benefits 18.9 18.9 18.0 37.8 35.9 Bonus 16.4 34.9 40.0 51.3 61.3 General, administrative and other 23.9 27.9 18.7 51.8 38.0 Interest expense 5.9 5.3 3.1 11.2 6.3 This page contains non-GAAP measures. Please reference pages 23-30 for more information and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP. (dollars in millions) 2Q '23 1Q '23 2Q '22 YTD '23 YTD '22 Distributable Earnings $ (0.3) $ 14.2 $ 32.1 $ 13.9 $ 61.2 Distributable Earnings per Fully Diluted Share $ 0.00 $ 0.25 $ 0.55 $ 0.24 $ 1.03 ▪ Economic Income was $3.2 million for 2Q and $21.7 million YTD 2023 ▪ Distributable Earnings were a loss of $285 thousand for 2Q, or $0.00 per Fully Diluted Share and $13.9 million YTD 2023 or $0.24 per Fully Diluted Share Financial Results - Second Quarter 2023 Economic Income ▪ Management fees were down 12% from 2Q '22 primarily from lower multi-strategy AUM driven by net outflows and 2022 fund performance – Down 2% from 1Q, primarily driven by lower multi-strategy AUM largely from net outflows in 2Q ▪ Incentive income was $4.3 million, driven by crystallizations in opportunistic credit funds ▪ Expenses were down 18% from 2Q '22 – Total fixed compensation, comprised of salaries and benefits and minimum discretionary bonus, was relatively in line with 2Q '22 – Minimum discretionary bonus of $16.8 million for the quarter – Limited non-fixed for the quarter; prior quarter contained Real Estate carried interest profit sharing – General, administrative, and other expenses increased due to $5.6 million of elevated professional services expenses, largely related to legal costs for the activities of the Special Committee of our Board of Directors ▪ Other revenues and interest expense increased from 2Q '22 and 1Q due to higher interest rates

|11 ▪ Adjusted Net Assets (“ANA”) is a measure of the Company’s net debt position to evaluate the liquidity and balance sheet health of the business ▪ Remain well positioned with a strong ANA position, increasing the resilience of our platform and allowing us to take advantage of market opportunities while returning capital to shareholders ▪ ANA decreased from 2Q '22 primarily due to the return of capital through our share repurchase plan, dividends and weaker earnings in the second half of 2022, partially offset by appreciation in our investments in funds and CLOs – We actively managed our balance sheet in 2022, shifting assets between cash and investments in funds and focusing on returning capital back to shareholders ▪ ANA relatively flat to 1Q’23 with appreciation in CLOs offset by a decrease in cash largely due to the timing of certain receivables and payables (dollars in millions) 2Q ‘23 1Q '23 2Q '22 YE ‘22 Summary Assets Cash, cash equivalents and U.S. government obligations, at fair value $ 218.7 $ 221.8 $ 207.4 $ 283.6 Investments in funds, excluding employee-related investments 140.7 141.2 193.8 135.1 Investments in CLOs, net of financing 3.4 0.6 (2.0) (1.7) Summary Liabilities 2020 Term Loan1 (95.0) (95.0) (95.0) (95.0) Adjusted Net Assets $ 267.8 $ 268.6 $ 304.2 $ 322.0 1 Represents principal outstanding of the 2020 Term Loan This page contains non-GAAP measures. Please reference pages 23-30 for more information and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP. Financial Results - Adjusted Net Assets

|12 (dollars in millions) Opportunistic Credit Funds Real Estate Funds Multi-Strategy Funds Total Quarter-to-Date 1Q '23 $ 58.5 $ 103.3 $ 0.7 $ 162.6 Recognized Incentive Income (2.8) (1.0) (0.3) (4.2) Performance 21.2 14.9 0.5 36.5 2Q '23 $ 76.9 $ 117.2 $ 0.9 $ 194.9 Year-to-Date 4Q '22 $ 37.3 $ 122.8 $ 0.4 $ 160.5 Recognized Incentive Income (13.7) (30.2) (0.7) (44.6) Performance 53.2 24.6 1.2 79.0 2Q '23 $ 76.9 $ 117.2 $ 0.9 $ 194.9 This page contains non-GAAP measures. Please reference pages 23-30 for more information and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP. ▪ Accrued but unrecognized incentive income (“ABURI”) is the amount of incentive income accrued at the fund level on longer-term AUM that has not yet been recognized in our revenues – Incentive income, if any, on our longer-term AUM is based on the cumulative investment performance generated over the respective commitment period – ABURI from our real estate funds is structured as carried interest and generally has compensation expense that will reduce the amount realized on a net basis and will be recognized when the related incentive income is recognized ▪ During 2Q, ABURI increased by $36.5 million due to opportunistic credit and real estate fund performance, partially offset by the crystallization of $4.2 million of ABURI into incentive income – In opportunistic credit, we crystallized $2.8 million of ABURI primarily from the Customized Credit Focused Platform. ABURI increased by $21.2 million from performance largely in the Customized Credit Focused Platform – Real Estate ABURI increased by $14.9 million from performance largely in Sculptor Real Estate Fund IV Financial Results - Accrued but Unrecognized Incentive Income

Supplemental Details

|14 (dollars in millions) Opportunistic Credit Funds Institutional Credit Strategies Real Estate Funds Multi-Strategy Funds Total Quarter-to-Date March 31, 2023 $ 5,254 $ 11,168 $ 3,820 $ 9,188 $ 29,430 Inflows / (Outflows)(h) (94) 35 33 (990) (1,016) Distributions / Other Reductions (213) (105) (80) — (398) Appreciation / (Depreciation)(i) 154 4 5 231 394 Other(j) 68 10 4 (39) 43 June 30, 2023 $ 5,169 $ 11,112 $ 3,782 $ 8,390 $ 28,453 Year-to-Date December 31, 2022 $ 5,387 $ 11,158 $ 3,717 $ 9,021 $ 29,283 Inflows / (Outflows)(h) (190) 59 47 (1,306) (1,390) Distributions / Other Reductions (422) (133) (151) — (706) Appreciation / (Depreciation)(i) 320 6 11 708 1,045 Other(j) 74 22 158 (33) 221 June 30, 2023 $ 5,169 $ 11,112 $ 3,782 $ 8,390 $ 28,453 AUM (dollars in millions) Opportunistic Credit Funds Institutional Credit Strategies Real Estate Funds Multi-Strategy Funds Total Quarter-to-Date March 31, 2023 $ 5,937 $ 16,345 $ 4,516 $ 9,289 $ 36,087 Inflows / (Outflows)(h) (49) (8) 36 (1,004) (1,025) Distributions / Other Reductions (214) (183) (330) — (727) Appreciation / (Depreciation)(i) 157 4 7 235 403 Other(j) — 17 4 — 21 June 30, 2023 $ 5,831 $ 16,175 $ 4,233 $ 8,520 $ 34,759 Year-to-Date December 31, 2022 $ 5,971 $ 16,274 $ 4,563 $ 9,174 $ 35,982 Inflows / (Outflows)(h) (42) 92 53 (1,371) (1,268) Distributions / Other Reductions (425) (242) (406) — (1,073) Appreciation / (Depreciation)(i) 327 8 16 717 1,068 Other(j) — 43 7 — 50 June 30, 2023 $ 5,831 $ 16,175 $ 4,233 $ 8,520 $ 34,759 Please see pages 31 through 33 of this press release for important information related to the footnotes referenced in this section. Assets Under Management Roll Forwards FP AUM

|15 Assets Under Management as of June 30, Returns(a) for the Six Months Ended June 30, Annualized Returns Since Inception Through June 30, 20232023 2022 (dollars in thousands) 2023 2022 Gross Net Gross Net Gross Net Credit $ 22,006,332 $ 22,486,161 Opportunistic credit funds: 5,831,145 6,026,297 Sculptor Credit Opportunities Master Fund(b) 1,604,095 1,904,832 7.7% 6.5% (2.4) % (2.8) % 12.7% 9.0 % Customized Credit Focused Platform 3,597,498 3,827,891 See page 16 for information on our Customized Credit Focused Platform. Closed-end opportunistic credit funds 629,552 293,574 See page 16 for information on our closed-end opportunistic credit funds. Institutional Credit Strategies 16,175,187 16,459,864 See page 17 for information on our Institutional Credit Strategies. Real estate funds $ 4,232,951 $ 4,623,952 See page 18 for information on our real estate funds. Multi-Strategy Funds $ 8,519,226 $ 9,749,477 Sculptor Master Fund(1)(d) 8,510,906 9,031,780 9.3% 8.5% -12.6% -13.2% 15.5% 10.7 % Other funds 8,320 717,697 n/m n/m n/m n/m n/m n/m Total $ 34,758,509 $ 36,859,590 n/m - not meaningful Please see pages 31 through 33 of this press release for important information related to the footnotes referenced in this section. (1) In the third quarter of 2022, we consolidated Sculptor Enhanced Master Fund into the Sculptor Master Fund, as a result we show the related historical AUM in Other funds. Fund Information

|16 Weighted-Average Returns for the Six Months Ended June 30, Inception to Date as of June 30, 2023 2023 2022 IRR Net Invested Capital MultipleGross Net Gross Net Gross Net Customized Credit Focused Platform(t) Opportunistic Credit Performance 7.9% 6.0% -4.6% -4.0% 14.4% 10.9% 3.5x Assets Under Management as of June 30, Inception to Date as of June 30, 2023 Total Commitments Total Invested Capital(k) IRR Gross MOIC(m)(dollars in thousands) 2023 2022 Gross(l) Net(g) Closed-end Opportunistic Credit Funds (Investment Period) $ 629,552 $ 293,574 $ 2,810,548 $ 2,046,389 Sculptor Tactical Credit Fund (2022 - 2025)(s) 414,756 83,651 470,671 215,355 n/m n/m n/m Sculptor European Credit Opportunities Fund (2012-2015) — — 459,600 305,487 15.7% 11.8% 1.5x Sculptor Structured Products Domestic Fund II (2011-2014) — — 326,850 326,850 19.2% 15.1% 2.1x Sculptor Structured Products Offshore Fund II (2011-2014) — — 304,531 304,531 16.5% 12.9% 1.9x Sculptor Structured Products Offshore Fund I (2010-2013) — — 155,098 155,098 23.7% 18.9% 2.1x Sculptor Structured Products Domestic Fund I (2010-2013) — 3,423 99,986 99,986 22.4% 17.8% 2.0x OZ Global Credit Master Fund I (2008-2009) — — 214,141 214,141 5.5% 4.2% 1.1x Other funds 214,796 206,500 779,671 424,941 n/m n/m n/m n/m - not meaningful Please see pages 31 through 33 of this press release for important information related to the footnotes referenced in this section. Customized Credit Focused Platform and Closed-end Opportunistic Fund Information

|17 Most Recent Launch or Refinancing Year Assets Under Management as of June 30, (dollars in thousands) Deal Size 2023 2022 Collateralized Loan Obligations(1) $ 18,521,950 $ 14,154,884 $ 14,502,364 2017 1,658,282 979,116 1,024,627 2018 5,315,728 3,752,762 4,038,908 2019 653,250 — — 2020 1,868,287 1,660,780 1,673,813 2021 8,174,069 6,961,137 6,981,035 2022 852,334 800,989 783,981 2023 — 100 — Aircraft Securitization Vehicles $ 3,118,261 $ 1,405,243 $ 1,497,100 2018 696,000 398,929 432,723 2019 1,128,000 290,870 299,178 2020 472,732 159,231 173,943 2021 821,529 556,213 591,256 Collateralized Bond Obligations 2021 367,050 284,923 286,141 Other Funds n/a 330,137 174,259 Total Institutional Credit Strategies $ 22,007,261 $ 16,175,187 $ 16,459,864 Please see pages 31 through 33 of this press release for important information related to the footnotes referenced in this section. (1) AUM for collateralized loan obligations includes AUM of CLOs in their warehouse period. Institutional Credit Strategies Fund Information

|18 (dollars in thousands) Assets Under Management as of June 30, Inception to Date as of June 30, 2023 Total Investments Total Commitments Invested Capital(p) Total Value(q) Gross IRR(f) Net IRR(g) Gross MOIC(r)2023 2022 Real Estate Funds (Investment Period) $ 4,232,951 $ 4,623,952 $ 7,623,889 $ 5,529,199 $ 8,908,377 Sculptor Real Estate Fund I (2005-2010) — — 408,081 386,298 847,612 25.5% 16.1% 2.2x Sculptor Real Estate Fund II (2011-2014)(n) 19,291 20,413 839,508 762,588 1,608,831 32.8% 21.7% 2.1x Sculptor Real Estate Fund III (2014-2019)(n) 170,716 251,089 1,500,000 1,112,924 2,244,003 30.4% 21.1% 2.0x Sculptor Real Estate Fund IV (2019-2023)(s) 2,595,055 2,593,626 2,596,024 1,389,858 1,747,972 n/m n/m n/m Sculptor Real Estate Credit Fund I (2015-2020)(n) 147,297 375,001 736,225 728,606 946,773 18.1% 12.7% 1.3x Sculptor Real Estate Credit Fund II (2022-2025)(s) 154,033 136,035 180,540 45,738 53,119 n/m n/m n/m Other funds 1,146,559 1,247,788 1,363,512 1,103,187 1,460,067 n/m n/m n/m Inception to Date as of June 30, 2023 (dollars in thousands) Realized/Partially Realized Investments(o) Unrealized Investments as of June 30, 2023 Invested Capital Total Value Gross IRR(f) Gross MOIC(r) Invested Capital Total Value Gross MOIC(r) Real Estate Funds (Investment Period) $ 3,307,224 $ 6,271,200 $ 2,221,975 $ 2,637,177 Sculptor Real Estate Fund I (2005-2010) 386,298 847,612 25.5% 2.2x — — — Sculptor Real Estate Fund II (2011-2014)(n) 762,588 1,608,831 32.8% 2.1x — — — Sculptor Real Estate Fund III (2014-2019)(n) 1,045,110 2,188,317 31.8% 2.1x 67,814 55,686 0.8x Sculptor Real Estate Fund IV (2019-2023)(s) 337,506 512,912 n/m n/m 1,052,352 1,235,060 n/m Sculptor Real Estate Credit Fund I (2015-2020)(n) 578,931 760,173 18.6% 1.3x 149,675 186,600 1.2x Sculptor Real Estate Credit Fund II (2022-2025)(s) n/m n/m n/m n/m 45,738 53,119 n/m Other funds 196,791 353,355 n/m n/m 906,396 1,106,712 n/m n/m - not meaningful Please see pages 31 through 33 of this press release for important information related to the footnotes referenced in this section. Real Estate Fund Information

Appendix

|20 (dollars in thousands) June 30, 2023 December 31, 2022 Cash and cash equivalents $ 159,679 $ 258,863 Restricted cash 7,915 7,895 Investments (includes assets measured at fair value of $267,126 and $231,929, including assets sold under agreements to repurchase of $164,202 and $157,107 as of June 30, 2023 and December 31, 2022, respectively) 347,731 299,059 Income and fees receivable 29,973 56,360 Due from related parties 33,047 32,846 Deferred income tax assets 249,064 257,939 Operating lease assets 70,066 75,861 Other assets, net 77,492 106,442 Assets of consolidated entities: Cash and cash equivalents 468 3 Restricted cash and cash equivalents 9,800 9,805 Investments of consolidated entities 323,276 544,554 Other assets of consolidated entities 1,471 2,579 Total Assets 1,309,982 1,652,206 Compensation payable 48,343 127,209 Unearned income and fees 46,866 53,869 Tax receivable agreement liability 173,350 190,245 Operating lease liabilities 85,095 92,045 Debt obligations 117,849 124,176 Warrant liabilities, at fair value 24,423 24,163 Securities sold under agreements to repurchase 169,721 166,632 Other liabilities 35,183 43,049 Liabilities of consolidated entities: Notes payable, at fair value 205,290 196,106 Warrant liabilities, at fair value — 596 Other liabilities of consolidated entities 1,790 9,669 Total Liabilities 907,910 1,027,759 Commitments and Contingencies Redeemable Noncontrolling Interests of Consolidated Entities — 237,864 Shareholders’ Equity Class A Shares, par value $0.01 per share, 100,000,000 shares authorized; 27,993,941 and 26,729,608 shares issued and 24,971,561 and 23,707,228 shares outstanding as of June 30, 2023 and December 31, 2022, respectively 250 238 Class B Shares, par value $0.01 per share, 75,000,000 shares authorized; 33,017,247 and 33,569,188 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively 330 336 Treasury stock, at cost; 3,022,380 as of June 30, 2023 and December 31, 2022 (32,495) (32,495) Additional paid-in capital 283,057 255,293 Accumulated deficit (278,365) (276,149) Accumulated other comprehensive income (loss) 720 (119) Shareholders’ deficit attributable to Class A Shareholders (26,503) (52,896) Shareholders’ equity attributable to noncontrolling interests 428,575 439,479 Total Shareholders’ Equity 402,072 386,583 Total Liabilities and Shareholders’ Equity 1,309,982 1,652,206 GAAP Consolidated Balance Sheets - Unaudited

|21 Three Months Ended June 30, Six Months Ended June 30, (dollars in thousands, except per share amounts) 2023 2022 2023 2022 Revenues Management fees $ 62,442 $ 71,770 $ 126,150 $ 145,207 Incentive income 4,296 44,580 44,582 66,222 Other revenues 6,703 2,520 13,248 4,950 Income of consolidated entities 1,862 311 4,558 150 Total Revenues 75,303 119,181 188,538 216,529 Expenses Compensation and benefits 57,484 79,743 126,106 157,528 Interest expense 6,154 3,427 11,750 6,712 General, administrative and other 29,928 26,425 63,723 53,741 Expenses of consolidated entities 1,304 1,668 1,851 1,912 Total Expenses 94,870 111,263 203,430 219,893 Other Income (Loss) Changes in fair value of warrant liabilities (434) 18,740 (260) 43,076 Changes in tax receivable agreement liability (584) 227 (527) 220 Net gains (losses) on investments 5,208 (30,838) 10,136 (36,182) Net gains (losses) of consolidated entities 1,866 (6,434) 9,743 (2,294) Total Other Income (Loss) 6,056 (18,305) 19,092 4,820 (Loss) Income Before Income Taxes (13,511) (10,387) 4,200 1,456 Income taxes (1,190) (7,914) 11,557 (947) Consolidated Net (Loss) Income (12,321) (2,473) (7,357) 2,403 Less: Net loss (income) attributable to noncontrolling interests 9,822 (5,579) 16,027 6,427 Less: Net income attributable to redeemable noncontrolling interests (1,851) (697) (3,350) (3,765) Net (Loss) Income Attributable to Sculptor Capital Management, Inc. (4,350) (8,749) 5,320 5,065 Change in redemption value of redeemable noncontrolling interests 8,004 697 6,826 3,765 Net Income (Loss) Attributable to Class A Shareholders 3,654 (8,052) 12,146 8,830 Earnings (Loss) per Class A Share Earnings (Loss) per Class A Share - basic $ 0.15 $ (0.32) $ 0.48 $ 0.34 Loss per Class A Share - diluted $ (0.12) $ (0.89) $ (0.05) $ (1.00) Weighted-average Class A Shares outstanding - basic 25,179,467 25,514,364 25,176,667 26,052,478 Weighted-average Class A Shares outstanding - diluted 40,205,461 26,565,792 40,202,661 27,611,057 GAAP Consolidated Statements of Operations - Unaudited

|22 Three Months Ended June 30, Six Months Ended June 30, (dollars in thousands) 2023 2022 2023 2022 Consolidated net (loss) income $ (12,321) $ (2,473) $ (7,357) $ 2,403 Other Comprehensive (Loss) Income, Net of Tax Other comprehensive income (loss) – currency translation adjustment 174 (1,226) 839 (1,976) Comprehensive (Loss) Income (12,147) (3,699) (6,518) 427 Less: Comprehensive loss (income) attributable to redeemable noncontrolling interests 9,822 (5,579) 16,027 6,427 Less: Comprehensive income attributable to noncontrolling interests (1,851) (697) (3,350) (3,765) Comprehensive (Loss) Income Attributable to Sculptor Capital Management, Inc. (4,176) (9,975) 6,159 3,089 GAAP Consolidated Statements of Comprehensive (Loss) Income - Unaudited

|23 (dollars in thousands, except per share amounts) 2Q '23 1Q '23 2Q '22 YTD '23 YTD '22 Net Income (Loss) Attributable to Class A Shareholders—GAAP $ 3,654 $ 8,492 $ (8,052) $ 12,146 $ 8,830 Change in redemption value of redeemable noncontrolling interests (8,004) 1,178 (697) (6,826) (3,765) Net (Loss) Income Allocated to Sculptor Capital Management, Inc.—GAAP $ (4,350) $ 9,670 $ (8,749) $ 5,320 $ 5,065 Equity-based compensation, net of RSUs settled in cash 14,301 13,175 20,804 27,476 43,541 Deferred cash compensation 6,707 6,579 7,730 13,286 16,310 Incentive income profit sharing 1,138 (4,954) (6,802) (3,816) 469 2020 Term Loan non-cash discount accretion 256 247 254 503 500 Depreciation, amortization and net gains and losses on fixed assets 1,035 1,043 1,304 2,078 2,698 Changes in fair value of warrant liabilities 434 (174) (18,740) 260 (43,076) Changes in tax receivable agreement liability 584 (57) (227) 527 (220) Net (gains) losses on investments (5,208) (4,928) 30,838 (10,136) 36,182 Other adjustments (138) (58) — (196) (150) Income taxes (1,190) 12,747 (7,914) 11,557 (947) Net (loss) income allocated to noncontrolling interests (9,822) (6,205) 5,579 (16,027) (6,427) Net income attributable to redeemable noncontrolling interests 1,851 1,499 697 3,350 3,765 Consolidated entities related items: Income of consolidated entities (1,862) (2,696) (311) (4,558) (150) Expenses of consolidated entities 1,304 547 1,668 1,851 1,912 Net (gains) losses of consolidated entities (1,866) (7,877) 6,434 (9,743) 2,294 Economic Income—Non-GAAP $ 3,174 $ 18,558 $ 32,565 $ 21,732 $ 61,766 Payable for taxes and tax receivable agreement—Non-GAAP (3,460) (4,382) (493) (7,842) (519) Distributable Earnings—Non-GAAP $ (286) $ 14,176 $ 32,072 $ 13,890 $ 61,247 Weighted-average Class A Shares outstanding 25,179,467 25,173,834 25,514,364 25,176,667 26,052,478 Weighted-average Partner Units 28,046,833 28,044,741 28,035,152 28,045,793 28,035,151 Weighted-average Class A Restricted Share Units (RSUs) 2,532,586 2,074,695 2,605,627 2,304,905 2,557,642 Weighted-average Restricted Class A Shares1 1,096,970 1,072,269 1,575,134 1,084,688 1,312,520 Weighted-average warrants2 367,194 467,262 1,051,428 432,791 1,675,817 Weighted-Average Fully Diluted Shares 57,223,050 56,832,801 58,781,705 57,044,844 59,633,608 Distributable Earnings Per Fully Diluted Share—Non-GAAP $ 0.00 $ 0.25 $ 0.55 $ 0.24 $ 1.03 1 Represents Restricted Class A Shares ("RSAs") with service based vesting condition. 2 Weighted-average warrants are determined under a treasury stock method. Reconciliation of Non-GAAP Measures to the Respective GAAP Measures - Unaudited

|24 (dollars in thousands) 2Q '23 1Q '23 2Q '22 YTD '23 YTD '22 Management fees—GAAP $ 62,442 $ 63,708 $ 71,770 $ 126,150 $ 145,207 Adjustment to management fees1,2 (4,068) (4,053) (5,457) (8,121) (11,137) Management Fees—Economic Income Basis—Non-GAAP 58,374 59,655 66,313 118,029 134,070 Incentive income—GAAP 4,296 40,286 44,580 44,582 66,222 Adjustment to incentive income2 — 48 — 48 (73) Incentive Income—Economic Income Basis—Non-GAAP 4,296 40,334 44,580 44,630 66,149 Other revenues—GAAP 6,703 6,545 2,520 13,248 4,950 Adjustment to other revenues3 (1,026) (941) (916) (1,967) (1,906) Other Revenues—Economic Income Basis—Non-GAAP 5,677 5,604 1,604 11,281 3,044 Total Revenues—Economic Income Basis—Non-GAAP $ 68,347 $ 105,593 $ 112,497 $ 173,940 $ 203,263 Compensation and benefits—GAAP $ 57,484 $ 68,622 $ 79,743 $ 126,106 $ 157,528 Adjustment to compensation and benefits4 (22,146) (14,800) (21,732) (36,946) (60,320) Compensation and Benefits—Economic Income Basis—Non-GAAP 35,338 53,822 58,011 89,160 97,208 Interest expense—GAAP 6,154 5,596 3,427 11,750 6,712 Adjustment to interest expense5 (256) (247) (254) (503) (500) Interest Expense—Economic Income Basis—Non-GAAP 5,898 5,349 3,173 11,247 6,212 General, administrative and other expenses—GAAP 29,928 33,795 26,425 63,723 53,741 Adjustment to general, administrative and other expenses6 (5,992) (5,931) (7,767) (11,923) (15,756) General, administrative and other expenses—Economic Income Basis—Non-GAAP 23,936 27,864 18,658 51,800 37,985 Total Expenses—Economic Income Basis—Non-GAAP $ 65,172 $ 87,035 $ 79,842 $ 152,207 $ 141,405 Reconciliation of Non-GAAP Measures to the Respective GAAP Measures - Unaudited (contd.) Please see page 30 of this press release for important information related to the footnotes referenced in this section.

|25 (dollars in thousands) 6/30/2023 3/31/2023 12/31/2022 6/30/2022 Cash and cash equivalents—GAAP $ 159,679 $ 211,758 $ 258,863 $ 192,578 U.S. government obligations, at fair value—GAAP 58,988 9,978 24,782 14,784 Cash, Cash Equivalents and Long-Term U.S. Government Obligations—Non-GAAP $ 218,667 $ 221,736 $ 283,645 $ 207,362 Investments in funds —GAAP $ 80,605 $ 75,970 $ 67,130 $ 118,578 Redemption receivable7 — 672 2,386 32,118 Investments in funds eliminated in consolidation 127,838 128,820 120,705 118,928 Employee-related investments8 (67,680) (64,315) (55,116) (75,866) Investments in Funds, Excluding Employee-Related Investments—Non-GAAP $ 140,763 $ 141,147 $ 135,105 $ 193,758 Investments in CLOs, at fair value—GAAP $ 208,138 $ 207,030 $ 207,147 $ 203,631 Financing related to investments in CLOs, at fair value9 (204,741) (206,428) (208,868) (205,586) Investments in CLOs, net of Financing—Non-GAAP $ 3,397 $ 602 $ (1,721) $ (1,955) Summary Assets—Non-GAAP $ 362,827 $ 363,485 $ 417,029 $ 399,165 2020 Term Loan10 $ (95,000) $ (95,000) $ (95,000) $ (95,000) Summary Liabilities—Non-GAAP $ (95,000) $ (95,000) $ (95,000) $ (95,000) Adjusted Net Assets—Non-GAAP $ 267,827 $ 268,485 $ 322,029 $ 304,165 Reconciliation of Non-GAAP Measures to the Respective GAAP Measures - Unaudited (contd.) Please see page 30 of this press release for important information related to the footnotes referenced in this section.

|26 (dollars in thousands) From October 1, 2018 to June 30, 2023 Net income attributable to Class A shareholders $ 212,652 Change in redemption value of redeemable noncontrolling interests and Preferred Units (22,516) Net Income Allocated to Sculptor Capital Management, Inc.—GAAP 190,136 Equity-based compensation, net of RSUs settled in cash 358,541 Deferred cash compensation (6,277) Incentive income profit sharing (12,441) 2020 Term Loan and Debt Securities non-cash discount accretion 21,508 Depreciation, amortization and net gains and losses on fixed assets 34,180 Changes in fair value of warrant liabilities (5,856) Changes in tax receivable agreement liability 16,591 Net losses on retirement of debt 41,584 Net losses on investments (670) Impairment of right-of-use asset 11,240 Other adjustments 3,633 Income taxes 140,550 Net income allocated to Group A Units (101,351) Net income attributable to redeemable noncontrolling interests 17,962 Less: Dividends paid on 2019 Preferred Units (6,952) Less: Dividends to Class A Shareholders declared with respect to such periods (128,117) Consolidated entities related items: Income of consolidated entities (23,649) Expenses of consolidated entities 8,430 Net losses of consolidated entities (10,493) Distribution Holiday Economic Income—Non-GAAP $ 548,549 Reconciliation of Distribution Holiday Economic Income Non-GAAP Measures to the Respective GAAP Measures - Unaudited (contd.)

|27 Non-GAAP and Other Measures Accrued but Unrecognized Incentive Income (or "ABURI") is the amount of incentive income accrued at the fund level on our longer-term AUM that has not yet been recognized in our revenues. These amounts may ultimately not be recognized as revenue by us in the event of future losses in the respective funds. ABURI from longer-term AUM generally comprises the following: ▪Multi-strategy ABURI is derived from clients in the three-year liquidity tranche, where incentive income other than tax distributions will be recognized at the end of each client’s three-year period ▪ Opportunistic credit ABURI is derived from three sources: – Clients in the three-year and four-year liquidity tranches of an open-end opportunistic credit fund, where incentive income other than tax distributions will be recognized at the end of each client’s three-year or four-year period. – Long-dated closed-end opportunistic credit funds, where incentive income will be recognized during each fund’s harvest period after invested capital and a preferred return has been distributed to the clients, other than tax distributions. – The Customized Credit Focused Platform, where incentive income is recognized at the end of a multi-year term; previously crystallized on December 31, 2020, other than tax distributions. ▪ Real Estate ABURI is derived from long-dated real estate funds, where incentive income will start to be recognized following the completion of each fund’s investment period as investments are realized and after invested capital and a preferred return has been distributed to the clients other than tax distributions. ▪Certain ABURI amounts will generally have compensation expense (on an Economic Income basis) that will reduce the amount ultimately realized on a net basis. Compensation expense relating to ABURI from our real estate funds is generally recognized at the same time the related incentive income revenue is recognized as the compensation is structured as carried interest in these vehicles. Compensation expense relating to ABURI generated from our multi-strategy funds and opportunistic credit funds is generally recognized in the fourth quarter of the year the underlying fund performance is generated which may not occur at the same time that the related revenues are generated. Adjusted Net Assets (or "ANA") include cash, cash equivalents and United States ("U.S.") government obligations, at fair value, investments in funds, including redemption receivable and excluding employee-related investments, and investment in CLOs, net of financing, reduced by principal outstanding of debt obligations. Management uses ANA as a measure of the Company’s net debt position to evaluate the Company’s liquidity and organizational health. Assets Under Management (or "AUM") refers to the assets for which we provide investment management, advisory or certain other investment-related services. Specifically: a. AUM for our multi-strategy and opportunistic credit funds is generally based on the net asset value of those funds plus any unfunded commitments, if applicable. AUM is reduced for unfunded commitments that will be funded through transfers from other funds. b. AUM for Institutional Credit Strategies is generally based on the amount of equity outstanding for CLOs and CBOs (during the warehouse period) and the par value of the collateral assets and cash held (after warehouse period). For aircraft securitization vehicles, AUM is based on the adjusted portfolio appraisal values for the aircraft collateral within the securitization. AUM is reduced for any investments in these CLOs and securitization vehicles held by our other funds. AUM also includes the net asset value of other investment vehicles within this strategy. c. AUM for our real estate funds is generally based on the amount of capital committed by our fund investors during the investment period and the amount of actual capital invested for periods following the investment period. AUM is reduced for unfunded commitments that will be funded through transfers from other funds. AUM includes amounts that are not subject to management fees, incentive allocation or other amounts earned on AUM, including without limitation, investments by the Company, its executive managing directors, employees and certain other related parties. Our calculation of AUM may differ from the calculations of other asset managers, and as a result, may not be comparable to similar measures presented by other asset managers. Our calculations of AUM are not based on any definition set forth in the governing documents of the investment funds and are not calculated pursuant to any regulatory definitions. Notes

|28 Notes (contd.) Non-GAAP and Other Measures (contd.) Fee Paying Assets Under Management (or "FP AUM") refers to the AUM on which we earn management fees and/or incentive income. Longer-term AUM (or "LT AUM") is defined as AUM from investors that are subject to initial commitment periods of three years or longer. Investors with longer-term AUM may have less than three years remaining in their commitment period. This excludes AUM that had initial commitment periods of three years or longer and subsequently moved to shorter commitment periods at the end of their initial commitment period. Distributable Earnings is a non-GAAP measure of operating performance that equals Economic Income less amounts payable for taxes and tax receivable agreement. Economic Income excludes certain adjustments described further below that are required for presentation of the Company's results and financial positions on a GAAP basis. Payable for taxes and tax receivable agreement presents the total estimated GAAP provision for current corporate, local and foreign taxes payable, as well as the current payable under the Company’s tax receivable agreement, assuming that all Economic Income was allocated to Sculptor Capital Management, Inc., which would occur following the exchange of all interests held by current and former executive managing directors in the Sculptor Operating Group (collectively, "Partner Units") for Class A Shares. The current tax provision and current payable under the tax receivable agreement reflect the benefit of tax deductions that are excluded when calculating Distributable Earnings, such as equity-based compensation expenses, legal settlements expenses, tax goodwill and various other items impacting the Company’s taxable income. Management believes that using the estimated current tax provision and current payable under the Company’s tax receivable agreement more accurately reflect earnings that are available to be distributed to shareholders. For purposes of calculating Distributable Earnings per Share, the Company assumes that all Partner Units and Class A Restricted Share Units ("RSUs"), except for RSUs that will be settled in cash, and Class A Restricted shares (“RSAs”), subject to service condition only, have been converted on a one-to-one basis into Class A Shares and warrants are included on a treasury stock basis (collectively, "Fully Diluted Shares"). As of June 30, 2023, there were 4,734,286 Group P Units, 3,550,714 RSAs subject to both market and service conditions, and 912,500 performance-based restricted share units ("PSUs") outstanding that were excluded from the Fully Diluted Shares. Group P Units, RSAs subject to both market and service conditions, and PSUs do not participate in the economics of the Company until certain service and market-performance conditions are met; therefore, the Company will not include the Group P Units, RSAs subject to market condition, or PSUs in Fully Diluted Shares until such market-performance conditions are met. As of June 30, 2023, the market-performance conditions for outstanding instruments had not yet been met. These non-GAAP measures should not be considered as alternatives to the Net Income (Loss) Attributable to Class A Shareholders. You are encouraged to evaluate each of these adjustments and the reasons the Company considers them appropriate for supplemental analysis. In evaluating the Company's non-GAAP measures, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the adjustments in such presentations. The Company's non-GAAP measures may not be comparable to similarly titled measures used by other companies. Management uses Economic Income, Distributable Earnings, and Distributable Earnings per Share among other financial information, as the basis on which it evaluates the financial performance of the Company and makes operating decisions, as well as to determine the earnings available to distribute as dividends to holders of the Company's Class A Shares and to the Company's executive managing directors. Management considers it important that investors review the same operating information that it uses. These measures are presented to provide a more comparable view of the Company's operating results year-over-year and the Company believes that providing these measures on a supplemental basis to the Company's GAAP results is helpful to shareholders in assessing the overall performance of the Company's business. Distribution Holiday refers to the distribution holiday (the “Distribution Holiday”) initiated by the Sculptor Operating Partnerships on the Group A Units, Group E Units and Group P Units and on certain RSUs and RSAs that will terminate on the earlier of (x) 45 days after the last day of the first calendar quarter as of which the achievement of $600.0 million of Distribution Holiday Economic Income is realized and (y) April 1, 2026. Holders of Group A Units, Group E Units and Group P Units and certain RSUs and RSAs, do not receive distributions during the Distribution Holiday.

|29 Notes (contd.) Non-GAAP and Other Measures (contd.) Distribution Holiday Economic Income is the cumulative amount of Economic Income earned since October 1, 2018, less any dividends paid to Class A Shareholders or on the now-retired Preferred Units. Distribution Holiday Economic Income is a non-GAAP measure that is defined in the agreements of limited partnership of the Sculptor Operating Partnerships and is being presented to provide an update on the progress made toward the $600.0 million target required to exit the Distribution Holiday. Economic Income is a measure of pre-tax operating performance that excludes the following from our results on a GAAP basis: • Equity-based compensation expenses, net of cash settled RSUs. When the number of RSUs to be settled in cash is discretionary at the time of the grant, then the fair value of RSUs that are settled in cash is included as an expense at the time of settlement. When the number of RSUs to be settled in cash is certain on the grant date, then the expense is recognized during the performance period to which the award relates. • Amounts related to non-cash interest expense accretion on term debt. Management excludes this non-cash expense from Economic Income, as it does not consider it to be reflective of our economic borrowing costs. • Depreciation and amortization expenses, changes in fair value of warrant liabilities, changes in the tax receivable agreement liability, net losses on retirement of debt, gains and losses on fixed assets, and gains and losses on investments in funds, as management does not consider these items to be reflective of operating performance. • Impairment of right-of-use lease assets is excluded from Economic Income at the time the impairment is recognized for GAAP and the impact is then amortized over the lease term for Economic Income, as management evaluates impairment expenses over the life of the related lease asset and considers the impairment charge to be nonrecurring in nature. Additionally, rent expense is offset by subrental income as management evaluates rent expenses on a net basis. • Income allocations to our executive managing directors on their direct interests in the Sculptor Operating Group. Management reviews operating performance at the Sculptor Operating Group level, where our operations are performed, prior to making any income allocations. • Net income (loss) attributable to redeemable noncontrolling interests, which relates to our consolidated SPAC that was liquidated during the second quarter of 2023, is also eliminated as management does not consider this to be reflective of operating performance. • Amounts related to the consolidated entities, as management does not consider these amounts to be representative of our core operating performance. We also exclude the related eliminations of management fees and incentive income, as management reviews the total amount of management fees and incentive income earned in relation to total AUM and fund performance. Additionally, management fees are presented net of recurring placement and related service fees, as management considers these fees a reduction in management fees, not an expense. Expenses related to incentive income profit-sharing arrangements are generally recognized at the same time the related incentive income revenue is recognized, as management reviews the compensation expense related to these arrangements in relation to any incentive income earned from the relevant fund. Further, for Economic Income deferred cash compensation is expensed in full during the performance period to which the award relates, rather than over the service period for GAAP, as management views the compensation expense impact in relation to the performance period. As a result of the adjustments described above, management fees, incentive income, other revenues, compensation and benefits, interest expense, general, administrative and other expenses, net income (loss) attributable to noncontrolling interests and net income (loss) attributable to redeemable noncontrolling interests as presented on an Economic Income basis are also non-GAAP measures. Our non-GAAP financial measures should not be considered alternatives to our GAAP net income allocated to Class A Shareholders or cash flow from operations, or as indicative of liquidity or the cash available to fund operations. Our non-GAAP measures may not be comparable to similarly titled measures used by other companies.

|30 Footnotes to Non-GAAP Reconciliations (1) Adjustment to present management fees net of recurring placement and related service fees, as management considers these fees a reduction in management fees, not an expense. (2) Adjustment to exclude the related eliminations of management fees and incentive income, as management reviews the total amount of management fees and incentive income earned in relation to total AUM and fund performance. (3) Adjustment to offset rent expense by subrental income as management evaluates rent expense on a net basis. (4) Adjustment to exclude equity-based compensation, net of cash settled RSUs. When the number of RSUs to be settled in cash is discretionary at the time of the grant, then the fair value of RSUs that are settled in cash is included as an expense at the time of settlement. When the number of RSUs to be settled in cash is certain on the grant date, then the expense is recognized during the performance period to which the award relates. In addition, expenses related to incentive income profit-sharing arrangements are generally recognized at the same time the related incentive income revenue is recognized, as management reviews the total compensation expense related to these arrangements in relation to any incentive income earned from the relevant fund. For Economic income deferred cash compensation is expensed in full during the performance period to which the award relates to, rather than over the service period for GAAP as management views the compensation expense impact in relation to the performance period. (5) Adjustment to exclude amounts related to non-cash interest expense accretion on debt. The 2020 Term Loan and the Debt Securities, which were issued in connection with the Recapitalization, were each recognized at a significant discount, as proceeds from each borrowing were allocated to warrant liabilities and the 2019 Preferred Units, respectively, resulting in non-cash accretion to par over time through interest expense for GAAP. The Debt Securities and the 2019 Preferred Units were fully redeemed in 2020. Management excludes this non-cash expense from Economic Income, as it does not consider it to be reflective of our economic borrowing costs. (6) Adjustment to exclude depreciation, amortization, and losses on fixed assets, as management does not consider these items to be reflective of our operating performance. Impairment of right-of-use lease assets is excluded from Economic Income at the time the impairment is recognized for GAAP and the impact is then amortized over the lease term for Economic Income, as management evaluates impairment expenses over the life of the related lease asset and considers the impairment charge to be nonrecurring in nature. Additionally, rent expense is offset by subrental income as management evaluates rent expenses on a net basis. Further, recurring placement and related service fees are excluded, as management considers these fees a reduction in management fees, not an expense. (7) Adjustment to include short-term receivables from funds included within other assets on the GAAP balance sheet for which the Company has redeemed its investment and will receive cash as management considers these items to be reflective of our Adjusted Net Assets. The amount shown for December 31, 2022 excludes $26.3 million related to a redemption receivable for investments in funds made on behalf of certain employees and executive managing directors, which management does not consider to be reflective of our Adjusted Net Assets, as noted below. (8) Adjustment to exclude investments in funds made on behalf of certain employees and executive managing directors, including deferred compensation arrangements as management does not consider these items to be reflective of our Adjusted Net Assets. (9) Adjustment to reduce the investments in CLOs by related financing, including CLO investments loans and principal outstanding on securities sold under agreements to repurchase as management evaluates these investments on a net basis. (10) Represents principal outstanding of the debt obligations as management evaluates these obligations on a gross basis for liquidity needs. Notes (contd.)

|31 Footnotes to Fund Information (a) Past performance is not indicative of future results. The return information reflected in these tables represents, where applicable, the composite performance of all feeder funds that comprise each of the master funds presented. Gross return information is generally calculated using the total return of all feeder funds, net of all fees and expenses except management fees of such feeder funds and master funds and incentive income allocated to the general partner of the funds, and the returns of each feeder fund include the reinvestment of all dividends and other income. Net return information is generally calculated as the gross returns less management fees and incentive income allocated to the general partner of the funds. Return information that includes investments in certain funds that the Company, as investment manager, determines lack a readily ascertainable fair value, are illiquid or should be held until the resolution of a special event or circumstance ("Special Investments") excludes incentive income allocated to the general partner of the funds on unrealized gains attributable to such investments, which could reduce returns on these investments at the time of realization. Special Investments and initial public offering investments are not allocated to all investors in the funds, and investors that were not allocated Special Investments and initial public offering investments may experience materially different returns. The performance calculation for the Sculptor Master Fund excludes realized and unrealized gains and losses attributable to currency hedging specific to certain investors investing in Sculptor Master Fund in currencies other than the U.S. Dollar. (b) The returns for the Sculptor Credit Opportunities Master Fund exclude Special Investments. Special Investments in the Sculptor Credit Opportunities Master Fund are held by investors representing a small percentage of AUM in the fund. Inclusive of these Special Investments, the returns of the Sculptor Credit Opportunities Master Fund for six months ended June 30, 2023 were 7.7% gross and 6.5% net, for year ended December 31, 2022 were (2.9)% gross and (3.8)%, for the six months ended June 30, 2022 were (2.4)% gross and (2.8)% net, and annualized since inception through June 30, 2023 were 12.4% gross and 8.8% net. (c) Source: Bloomberg, HFRX. The comparison shows the returns of the ICE BofAML Global High Yield Index (HW00) and HFRX Fixed Income Credit Index (HFRXFIC) (the “Broader Market Indices”) against Sculptor Credit Opportunities Master Fund. The HFRXFIC returns are presented net of fees of the constituent funds. The comparisons are intended solely for illustrative purposes to show a historical comparison of the Sculptor Credit Opportunities Master Fund to the broader credit markets, as represented by the Broader Market Indices, and should not be considered as an indication of how Sculptor Credit Opportunities Master Fund will perform relative to the Index in the future. There can be no assurance any such trends would persist in the future. Assets and securities contained within the Broader Market Indices are different than the assets held in Sculptor Credit Opportunities Master Fund and will therefore have different risk and reward profiles. (d) The annualized returns since inception are those of the Sculptor Multi-Strategy Composite, which represents the composite performance of all accounts that were managed in accordance with the Company's broad multi-strategy mandate that were not subject to portfolio investment restrictions or other factors that limited the Company's investment discretion since inception on April 1, 1994. Performance is calculated using the total return of all such accounts net of all investment fees and expenses of such accounts, and the returns include the reinvestment of all dividends and other income. The performance calculation for the Sculptor Master Fund excludes realized and unrealized gains and losses attributable to currency hedging specific to certain investors investing in Sculptor Master Fund in currencies other than the U.S. Dollar. For the period from April 1, 1994 through December 31, 1997, the returns are gross of certain overhead expenses that were reimbursed by the accounts. Such reimbursement arrangements were terminated at the inception of the Sculptor Master Fund on January 1, 1998. The size of the accounts comprising the composite during the time period shown vary materially. Such differences impacted the Company's investment decisions and the diversity of the investment strategies followed. Furthermore, the composition of the investment strategies the Company follows is subject to its discretion, has varied materially since inception and is expected to vary materially in the future. The returns for the Sculptor Master Fund exclude Special Investments. Special Investments in the Sculptor Master Fund are held by investors representing a small percentage of AUM in the fund. Inclusive of these Special Investments, the returns of the Sculptor Master Fund for six months ended June 30, 2023 were 9.3% gross and 8.5% net, for year ended December 31, 2022 were (12.0)% gross and (13.3)% net, for the six months ended June 30, 2022 were (12.2)% gross and (12.8)% net, and annualized since inception through June 30, 2023 were 15.2% gross and 10.5% net. As of June 30, 2023, the annualized returns since the Sculptor Master Fund’s inception on January 1, 1998 were 12.4% gross and 8.3% net excluding Special Investments and 12.1% gross and 8.1% net inclusive of Special Investments. Sharpe Ratio is a measure of the risk-adjusted return of the Fund, or benchmark, as applicable. The Sharpe Ratio is calculated by subtracting the annualized risk-free rate from the annualized portfolio return, and dividing that amount by the standard deviation of the portfolio's monthly returns in excess of the risk-free rate. The risk-free rate of return used in computing the Sharpe Ratio is compounded monthly throughout the periods presented. Unless otherwise noted, all references to the risk-free rate refer to the Secured Overnight Financing Rate (“SOFR”), represented by the 30-day average SOFR (SOFR30A Index), which replaced the use of the London Interbank Offered Rate (“LIBOR”) as the risk-free rate upon the discontinuation of LIBOR, effective June 1, 2023 onward. For all periods prior to June 1, 2023, the risk-free rate is represented by the 1-month LIBOR. Notes (contd.)

|32 Footnotes to Fund Information (e) Source: Bloomberg, HFRI. The comparison shows the returns of the MSCI World Gross Local Index (GDDLWI Index), the Balanced US 60/40 Index (VBINX US Equity) and the HFRI Fund Weighted Composite Index (HFRIFWI Index (the “Broader Market Indices”) against the Multi-Strategy Composite. The HFRIFWI returns are presented net of fees of the constituent funds. This comparison is intended solely for illustrative purposes to show a historical comparison of the Master Fund Composite to the broader markets, as represented by the Broader Market Indices, and should not be considered as an indication of how Sculptor Master Fund or the Feeder Funds will perform relative to the Broader Market Indices in the future. There can be no assurance any such trends would persist in the future. Assets and securities contained within the Broader Market Indices are different than the assets held in the Master Fund Composite and will therefore have different risk and reward profiles. (f) Gross IRR for the Company's real estate funds represents the estimated, unaudited, annualized return based on the timing of cash inflows and outflows for the aggregated investments as of June 30, 2023, including the fair value of unrealized and partially realized investments as of such date, together with any unrealized appreciation or depreciation from related hedging activity. Gross IRR is not adjusted for estimated management fees, incentive income allocated to the general partner of the fund or other fees or expenses to be paid by the fund, which would reduce the return. (g) Net IRR is calculated as described in footnotes (f) and (l), but is reduced by management fees and for the real estate funds other fund-level fees and expenses not adjusted for in the calculation of gross IRR. Net IRR is further reduced by accrued and paid incentive income allocated to the general partner of the fund, which will be payable upon the distribution of each fund's capital in accordance with the terms of the relevant fund. Accrued incentive income allocated to the general partner of the fund may be higher or lower at such time. The net IRR represents a composite rate of return for a fund and does not reflect the net IRR specific to any individual investor. (h) Includes transfers between Sculptor funds. (i) Appreciation (depreciation) reflects the aggregate net capital appreciation (depreciation) for the entire period and is presented on a total return basis, net of all fees and expenses (except incentive income allocated to the general partner of the fund on unrealized Special Investments), and includes the reinvestment of all dividends and other income. Management fees and incentive income allocated to the general partner of the fund vary by product. (j) Includes the effects of changes in the par value of the underlying collateral of the CLOs, foreign currency translation changes in the measurement of AUM of our European CLOs and other funds, and changes in the portfolio appraisal value for aircraft securitization vehicles. For FP AUM, this also includes movements in or out of FP AUM. (k) Represents funded capital commitments net of recallable distribution to investors. (l) Gross internal rate of return ("IRR") for the Company's closed-end opportunistic credit funds represents the estimated, unaudited, annualized return based on the timing of cash inflows and outflows for the fund as of June 30, 2023, including the fair value of unrealized investments as of such date, together with any appreciation or depreciation from related hedging activity. Gross IRR does not include the effects of management fees or incentive income allocated to the general partner of the fund, which would reduce the return, and includes the reinvestment of all fund income. (m) Gross multiple of invested capital ("MOIC") for the Company's closed-end opportunistic credit funds is calculated by dividing the sum of the net asset value of the fund, accrued incentive income allocated to the general partner of the fund, life-to-date incentive income allocated to the general partner of the fund and management fees paid and any non-recallable distributions made from the fund by the invested capital. (n) These funds have concluded their investment periods, and therefore the Company expects AUM for these funds to decrease as investments are sold and the related proceeds are distributed to the investors in these funds. (o) An investment is considered partially realized when the total amount of proceeds received, including dividends, interest or other distributions of income and return of capital, represents at least 50% of invested capital. (p) Invested capital represents total aggregate contributions made for investments by the fund. Notes (contd.)

|33 Footnotes to Fund Information (q) Total value represents the sum of realized distributions and the fair value of unrealized and partially realized investments as of June 30, 2023. Total value will be impacted (either positively or negatively) by future economic and other factors. Accordingly the total value ultimately realized will likely be higher or lower than the amounts presented as of June 30, 2023. (r) Gross MOIC for the Company's real estate funds is calculated by dividing the value of a fund's investments by the invested capital, prior to adjustments for incentive income allocated to the general partner of the fund, management fees or other expenses to be paid by the fund. (s) This fund has not yet invested a level of committed capital that would lead to presentation of meaningful IRR and MOIC information. Therefore, such information is not presented. (t) Customized Credit Focused Platform - Footnotes Weighted Average Returns: Weighted Average Returns reflect the total profit & loss divided by the weighted average capital base for the period. Gross IRR represents estimated, unaudited, annualized pre-tax returns based on the timing of cash inflows and outflows from contributions into and distributions from the Platform to its fee paying investors (excluding management fees incurred by the Platform and incentive income allocated to the general partner of the fund). Net IRR is the gross IRR adjusted to reflect actual management fees incurred by the Platform and incentive income allocated to the general partner of the fund. Net Invested Capital Multiple: Given the Platform has an active liquid investment program, a key element of which includes ramping up and ramping down depending on market conditions - much of which has recently been deployed - this is a multiple measuring the current net asset value over the Net Invested Capital, where Net Invested Capital represents cumulative contributions less cumulative distributions. Notes (contd.)